Per Share Amounts	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Per Share Amounts

13. PER SHARE AMOUNTS

A) Net Earnings (Loss) Per Share — Basic and Diluted

For the years ended December 31,	2017	2016	2015

Earnings (Loss) From:
Continuing Operations	2,268	(459)	914
Discontinued Operations	1,098	(86)	(296)
Net Earnings (Loss)	3,366	(545)	618

Weighted Average Number of Shares (millions)	1,102.5	833.3	818.7

Basic and Diluted Earnings (Loss) Per Share From: ($)
Continuing Operations	2.06	(0.55)	1.11
Discontinued Operations	0.99	(0.10)	(0.36)
Net Earnings (Loss) Per Share	3.05	(0.65)	0.75

As at December 31, 2017, 43 million NSRs (2016 – 42 million) and 81 thousand TSARs (2016 – 3 million) were excluded from the diluted weighted average number of shares as their effect would have been anti-dilutive or their exercise prices exceed the market price of Cenovus’s common shares. These instruments could potentially dilute earnings per share in the future. For further information on the Company’s stock-based compensation plans, see Note 29.

B) Dividends Per Share

For the year ended December 31, 2017, the Company paid dividends of $225 million or $0.20 per share, all of which were paid in cash (2016 – $166 million or $0.20 per share, all of which were paid in cash; 2015 – $710 million or $0.8524 per share, including cash dividends of $528 million). The Cenovus Board of Directors declared a first quarter dividend of $0.05 per share, payable on March 29, 2018, to common shareholders of record as of March 15, 2018.